UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
Amendment No. 1

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 29, 2016
Date of Report (Date of earliest event reported)

Arch Capital Group Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	0-26456	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Waterloo House, Ground Floor, 100 Pitts Bay Road, Pembroke HM 08, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(441) 278-9250

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Form 8-K/A is being filed solely to update the description of Exhibit 99.2 to refer to the preliminary unaudited pro forma condensed combined financial statements included in our final prospectus supplement, instead of our preliminary prospectus supplement.

ITEM 8.01           Other Events.

On August 15, 2016, Arch Capital Group Ltd. (“ACGL”) announced its planned acquisition of United Guaranty Corporation, a North Carolina corporation (“UG Corp”), and AIG United Guaranty (Asia) Limited (“UG Asia” and, together with UG Corp, “United Guaranty”), which is more fully described in ACGL’s Current Report on Form 8-K dated August 15, 2016. Included in this Current Report on Form 8-K as Exhibit 99.1 are the historical audited and unaudited financial statements of United Guaranty as of the dates and for the periods described in Item 9.01 below. Incorporated by reference in this Current Report on Form 8-K as Exhibit 99.2 are the preliminary unaudited pro forma condensed combined financial statements of ACGL, giving effect to the acquisition of United Guaranty, as of the dates and for the periods described in Item 9.01 below.

The acquisition of United Guaranty has not yet been consummated and there can be no assurance that the transaction will be consummated as contemplated. For further information relating to the acquisition, please see ACGL’s Current Report on Form 8-K dated August 15, 2016.

ITEM 9.01           Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1*	The historical unaudited condensed consolidated financial statements of United Guaranty at September 30, 2016 and December 31, 2015 and for the nine months ended September 30, 2016 and 2015.
99.2
Preliminary unaudited pro forma condensed combined financial statements of Arch Capital Group Ltd., giving effect to the acquisition of United Guaranty, as of September 30, 2016, for the nine months ended September 30, 2016 and for the year ended December 31, 2015, incorporated by reference to “Unaudited Pro Forma Condensed Combined Financial Statements” in our prospectus supplement filed on December 1, 2016 pursuant to Rule 424(b)(2) to the Company’s Registration Statement on Form S-3 (Registration No. 333-202440).

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH CAPITAL GROUP LTD.

Date: December 1, 2016	By:	/s/ Marc Grandisson
		Name:	Marc Grandisson
		Title:	President and Chief Operating Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1*	The historical unaudited condensed consolidated financial statements of United Guaranty at September 30, 2016 and December 31, 2015 and for the nine months ended September 30, 2016 and 2015.
99.2
Preliminary unaudited pro forma condensed combined financial statements of Arch Capital Group Ltd., giving effect to the acquisition of United Guaranty, as of September 30, 2016, for the nine months ended September 30, 2016 and for the year ended December 31, 2015, incorporated by reference to “Unaudited Pro Forma Condensed Combined Financial Statements” in our prospectus supplement filed on December 1, 2016 pursuant to Rule 424(b)(2) to the Company’s Registration Statement on Form S-3 (Registration No. 333-202440).

* Previously filed.